UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Financial Industries Fund

Annual report 10/31/17

A message to shareholders

Dear shareholder,

Wherever stock investors look today, the markets seem to exhibit undiminished strength, as evidenced by the fact that the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index reached and then surpassed all-time highs several times during the period. Economic and corporate data has continued to underpin investor optimism. Corporate earnings have generally been solid, with a weaker dollar helping to boost results for U.S.-based multinationals.

While stock markets continue their rise, investors have reason to be vigilant. U.S. stocks haven't experienced a drop of 10% in more than 21 months, and 16 months have passed since the last 5% pullback. This degree of calm in a rising market is rare, and history suggests stormier market conditions could be brewing. As the bull market advances, many stocks are moving deeper into overvalued territory, suggesting that market leaders could be vulnerable to any setbacks.

Given the risks of overvaluation, investors would do well to consider their options for diversification. Maintaining a diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Financial Industries Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
21	Financial highlights
27	Notes to financial statements
36	Auditor's report
37	Tax information
38	Continuation of investment advisory and subadvisory agreements
44	Trustees and Officers
48	More information

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Favorable interest-rate and earnings trends sparked financials

Financial stocks outperformed the broad market on higher short-term interest rates, solid earnings, and the potential for tax reform.

Positive stock selection offset by underweight to largest banks

The fund had a positive return, but underperformed its primary benchmark, the S&P 500 Financials Index, owing primarily to an underweight allocation to strongly performing U.S. money center banks.

The fund's insurance and regional exposure was beneficial

Solid performance by insurance companies and regional banks were positive contributors to performance during the period.

PORTFOLIO COMPOSITION AS OF 10/31/17 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a more broadly invested fund. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

What factors affected financial stocks during the 12 months ended October 31, 2017?

Stocks in general—and financial companies in particular—were lifted by favorable reaction to the November 2016 U.S. elections, where Republicans claimed victory in both sides of Congress and in the presidential race. Investors thought this result would lead to a pro-growth agenda, which would further stimulate the economy. Despite this seemingly positive outcome, both the president and Republican congressional majority made limited legislative progress in the first 10 months. Policy shortcomings, however, were more than offset by improving economic data that were punctuated by GDP growth of 3.1% in the second quarter of 2017 and 3.0% in the third quarter, and steady hiring that drove the unemployment rate to a 17-year low of 4.1% by the end of the period. The U.S. Federal Reserve (Fed) responded to the strengthening expansion by raising its federal funds rate a total of 75 basis points, accomplished in three separate moves.

Higher rates have boosted most financial companies including those that derive income from spread revenue including banks, brokers, and insurance firms. The positive direction of equity markets also supported many industries across the sector. Stocks were also lifted by solid corporate earnings growth. The financials sector outperformed the broad market with the fund's benchmark, the S&P 500 Financials Index, rising a notable 37.06% for the period, compared to a gain of 23.63% for the broad-based S&P 500 Index. Overseas, election results in Europe produced leadership which remains supportive of the eurozone. The European Union economy is showing signs of improving growth, boosted partially by a recovery in the banking sector.

We remain constructive on the global economy, with the U.S. continuing at a steady growth rate and the economic outlook in Europe improving. In addition, a slightly lighter regulatory touch for U.S. financials and the potential for a lower corporate tax rate are seen as positive developments for U.S. financials. While the fundamental outlook for the group appears attractive, volatility in the sector could be influenced by ongoing geopolitical events as well as the Trump administration's efforts to

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       4

"The fund had a positive absolute return, but underperformed its benchmark, due primarily to an underweight allocation to U.S. money center banks that all outperformed during the period."
work with Congress to achieve its legislative goals. Provided the U.S. economy continues along its moderate growth path, we expect the Fed's actions to boost the overall level of interest rates which will benefit financials.

How did the fund perform in these market conditions?

The fund had a positive absolute return, but underperformed its benchmark, due primarily to an underweight allocation to U.S. money center banks that all outperformed during the period. An underweight in capital markets also detracted from relative results. On the plus side, strong stock selection in the regional bank and insurance segments contributed to relative performance.

Which holdings detracted the most from results?

On the negative side, returns for consumer finance holdings Discover Financial Services and Capital One Financial Corp. trailed the industry and detracted from performance. Credit card issuers experienced some volatility during the summer period as concern increased over a potential upturn in credit losses. We think higher charge-off levels are in line with robust growth in loan balances experienced during the last several quarters and expect charge-off levels to flatten from these levels.

In a period where financials were the second-best performing sector in the U.S. market (behind only

TOP 10 HOLDINGS AS OF 10/31/17 (%)

U.S. Bancorp	2.8
Lincoln National Corp.	2.8
Bank of America Corp.	2.6
BNP Paribas SA	2.5
Citizens Financial Group, Inc.	2.5
SVB Financial Group	2.5
SunTrust Banks, Inc.	2.4
Comerica, Inc.	2.4
Zions Bancorporation	2.3
Danske Bank A/S	2.3
TOTAL	25.1
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       5

information technology), the fund lost ground due to its underweight in large banks JPMorgan Chase & Co., Bank of America Corp., and Citigroup, Inc., which posted strong results that outperformed the benchmark.

What stocks had the greatest impact on performance during the period?

SVB Financial Group, Zions Bancorporation, and Regions Financial Corp. were all top performers in a rising rate environment. Each of these names are among the most asset sensitive in the sector, benefiting directly from the positive impact of rising rates on lending margins. SVB Financial, the parent of Silicon Valley Bank, whose business is closely tied to the venture capital and technology industries, produced strong loan and earnings growth. Zions and Regions posted solid earnings results while emphasizing strong cost controls.

Life insurers CNO Financial Group, Inc. and Lincoln National Corp. were also strong performers, benefiting from higher securities reinvestment rates, solid equity returns, and better economic activity.

How was the fund positioned at the end of the period?

We continued to increase the fund's exposure to European financials due to a stabilizing political environment and brighter economic outlook in the region. We established new positions in Pan-Nordic bank Nordea Bank AB and real estate investment trust Irish Residential Properties REIT PLC. Nordea will likely move its headquarters from Sweden to Finland where it should benefit from less onerous capital requirements, while Irish Residential Properties, which acquires and manages multi-family properties, should see rising demand in an Irish market suffering from a housing shortage. In addition, we also established new positions in French bank BNP Paribas SA, Spanish bank Bankinter

COUNTRY COMPOSITION AS OF 10/31/17 (%)

United States	70.7
United Kingdom	6.2
France	3.7
Bermuda	2.9
Norway	2.6
Switzerland	2.5
Denmark	2.3
Spain	2.1
Ireland	1.7
Sweden	1.7
Other countries	3.6
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       6

SA, and Norwegian diversified financial firm DNB ASA, while periodically adding to all three. During the period, we also took some profits in Affiliated Managers Group, Inc. following strong market performance.

Against a backdrop of rising interest rates, we continue to believe that banks are well positioned and expect to maintain our overweight in that industry. We increased the fund's exposure to insurance names that, in our view, should also be supported by rising rates and a potentially better pricing environment.

MANAGED BY

Susan A. Curry On the fund since 2004 Investing since 1993
Lisa A. Welch On the fund since 1998 Investing since 1986
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

INDUSTRY COMPOSITION AS OF 10/31/17 (%)

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	26.31	13.11	3.50	85.15	41.06
Class B	26.98	13.17	3.42	85.66	40.01
Class C	30.92	13.45	3.31	87.93	38.45
Class I1,2	33.34	14.59	4.34	97.60	52.95
Class R6[1,3]	33.06	14.29	4.04	95.04	48.60
Class NAV[1,2]	33.38	14.77	4.52	99.17	55.64
Index 1†	37.06	17.85	1.82	127.30	19.76
Index 2†	23.63	15.18	7.51	102.72	106.38

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6 and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I*	Class R6*	Class NAV
Gross/Net (%)	1.58	2.28	2.28	1.26	1.17	1.15

* Expenses have been estimated for the first year of operations of Class I and Class R6 shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Financials Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Financial Industries Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B4	10-31-07	14,001	14,001	11,976	20,638
Class C4	10-31-07	13,845	13,845	11,976	20,638
Class I1,2	10-31-07	15,295	15,295	11,976	20,638
Class R6[1,3]	10-31-07	14,860	14,860	11,976	20,638
Class NAV[1,2]	10-31-07	15,564	15,564	11,976	20,638

The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectus.
2	Class I shares were first offered on 9-9-16; Class NAV shares were first offered on 7-12-13. Returns prior to these dates are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class I or Class NAV shares, as applicable.
3	Class R6 shares were first offered on 8-30-17. The returns prior to this date are those of Class A shares except they do not include sales charges.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,083.60	$6.46	1.23%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	6.26	1.23%
Class B	Actual expenses/actual returns	1,000.00	1,079.70	10.17	1.94%
	Hypothetical example for comparison purposes	1,000.00	1,015.40	9.86	1.94%
Class C	Actual expenses/actual returns	1,000.00	1,079.60	10.17	1.94%
	Hypothetical example for comparison purposes	1,000.00	1,015.40	9.86	1.94%
Class I	Actual expenses/actual returns	1,000.00	1,085.20	4.84	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.69	0.92%
Class R6[2]	Actual expenses/actual returns	1,000.00	1,079.70	1.48	0.84%
	Hypothetical example for comparison purposes	1,000.00	1,021.00	4.28	0.84%
Class NAV	Actual expenses/actual returns	1,000.00	1,085.80	4.36	0.83%
	Hypothetical example for comparison purposes	1,000.00	1,021.00	4.23	0.83%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
2	The inception date for Class R6 shares is 8-30-17. Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the period).
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 94.8%		$911,588,218
(Cost $650,984,197)
Financials 90.6%		871,125,846
Banks 55.4%
1st Source Corp.	152,936	7,847,146
Access National Corp. (A)	76,375	2,222,511
American Business Bank (B)	91,931	3,663,450
Ameris Bancorp	229,995	11,016,761
Atlantic Capital Bancshares, Inc. (B)	321,273	5,284,941
Bank of America Corp.	923,743	25,301,321
Bank of Ireland Group PLC (B)	413,646	3,241,003
Bank of Marin Bancorp	60,633	4,107,886
Bankinter SA	1,568,135	14,798,076
BNP Paribas SA	306,138	23,893,893
Cambridge Bancorp	6,483	569,856
Chemical Financial Corp.	179,772	9,472,187
Citigroup, Inc.	233,048	17,129,028
Citizens Financial Group, Inc.	627,588	23,854,620
Comerica, Inc.	292,728	22,999,639
County Bancorp, Inc.	85,667	2,797,884
Danske Bank A/S	587,515	22,421,605
DNB ASA	966,765	18,657,966
Equity Bancshares, Inc., Class A (B)	95,020	3,239,232
Evans Bancorp, Inc.	78,789	3,431,261
FCB Financial Holdings, Inc., Class A (B)	40,432	1,888,174
First Business Financial Services, Inc.	148,579	3,302,911
First Hawaiian, Inc.	248,657	7,270,731
First Merchants Corp.	222,317	9,559,631
Flushing Financial Corp.	222,648	6,674,987
Glacier Bancorp, Inc.	253,827	9,635,273
Great Southern Bancorp, Inc.	54,895	2,950,606
Great Western Bancorp, Inc.	196,136	7,961,160
Heritage Commerce Corp.	258,418	3,974,469
Heritage Financial Corp.	86,846	2,648,803
Horizon Bancorp	56,860	1,564,787
Independent Bank Corp. (MI)	168,954	3,801,465
JPMorgan Chase & Co.	207,797	20,906,456
KeyCorp	1,105,154	20,169,061
M&T Bank Corp.	77,460	12,918,004
MB Financial, Inc.	180,940	8,312,384
Nicolet Bankshares, Inc. (B)	31,762	1,808,528
Nordea Bank AB	1,345,513	16,260,129
Pinnacle Financial Partners, Inc.	36,110	2,390,482
QCR Holdings, Inc.	53,163	2,538,533
12	JOHN HANCOCK Financial Industries Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Regions Financial Corp.	1,133,613	$17,548,329
Sandy Spring Bancorp, Inc.	60,680	2,452,079
Southern First Bancshares, Inc. (B)	48,581	1,872,798
SunTrust Banks, Inc.	384,962	23,178,562
SVB Financial Group (B)	108,585	23,810,519
The Community Financial Corp.	46,528	1,684,779
The First Bancshares, Inc.	54,939	1,752,554
The PNC Financial Services Group, Inc.	113,161	15,479,293
TriCo Bancshares	229,083	9,488,618
U.S. Bancorp	497,185	27,036,920
Unicaja Banco SA (B)(C)	3,723,190	5,430,220
Union Bankshares Corp.	233,119	8,044,937
Zions Bancorporation	483,390	22,458,299
Capital markets 9.3%
Affiliated Managers Group, Inc.	9,862	1,839,263
Altamir	464,713	8,379,711
Close Brothers Group PLC	414,090	7,637,155
Intermediate Capital Group PLC	748,311	9,662,457
Invesco, Ltd.	522,685	18,706,896
KKR & Company LP (A)	679,951	13,633,018
Schroders PLC	149,745	6,947,693
St. James's Place PLC	503,222	7,865,310
The Blackstone Group LP	390,987	13,015,957
Vontobel Holding AG	28,413	1,768,114
Consumer finance 4.6%
Capital One Financial Corp.	239,348	22,063,099
Discover Financial Services	333,463	22,185,293
Diversified financial services 3.2%
Berkshire Hathaway, Inc., Class B (B)	109,663	20,500,401
Cerved Information Solutions SpA	536,037	6,893,844
Eurazeo SA	39,495	3,671,787
Insurance 16.5%
Aon PLC	153,114	21,961,141
Assured Guaranty, Ltd.	440,235	16,332,719
Chubb, Ltd.	148,456	22,390,134
CNO Financial Group, Inc.	602,081	14,431,882
Gjensidige Forsikring ASA	311,533	5,862,655
James River Group Holdings, Ltd.	274,147	11,601,901
Kinsale Capital Group, Inc.	246,757	10,704,319
Lincoln National Corp.	356,207	26,993,366
Marsh & McLennan Companies, Inc.	166,095	13,442,068
The Hartford Financial Services Group, Inc.	170,581	9,390,484
Willis Towers Watson PLC	33,575	5,408,261
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Financial Industries Fund	13

	Shares	Value
Financials (continued)
Thrifts and mortgage finance 1.6%
Provident Financial Services, Inc.	227,315	$6,182,968
United Community Financial Corp.	519,774	4,797,514
United Financial Bancorp, Inc.	172,131	3,151,719
Westbury Bancorp, Inc. (B)	45,580	979,970
Real estate 4.2%		40,462,372
Equity real estate investment trusts 3.8%
Green REIT PLC	1,065,453	1,874,401
Hibernia REIT PLC	4,174,918	7,169,812
Irish Residential Properties REIT PLC	2,461,897	4,233,354
Nippon Prologis REIT, Inc.	2,712	5,702,283
Prologis, Inc.	214,021	13,821,476
Rexford Industrial Realty, Inc.	118,819	3,527,736
Real estate management and development 0.4%

VGP NV (B)	62,072	4,133,310
Preferred securities 0.3%		$2,836,198
(Cost $3,300,790)
Financials 0.3%		2,836,198
Banks 0.3%

OFG Bancorp, Series C, 8.750%	3,340	2,836,198
Investment companies 1.2%		$11,254,675
(Cost $5,440,668)

AP Alternative Assets LP (B)	360,917	11,254,675

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 1.2%				$11,241,080
(Cost $10,811,694)
Financials 1.2%				11,241,080
Banks 0.3%
Popular, Inc.	7.000	07-01-19	3,134,000	3,196,680
Diversified financial services 0.9%
NewStar Financial, Inc.	7.250	05-01-20	7,735,000	8,044,400

	Yield (%)	Shares	Value
Securities lending collateral 0.1%			$922,194
(Cost $922,196)
John Hancock Collateral Trust (D)	1.1946(E)	92,168	922,194

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.5%				$14,310,000
(Cost $14,310,000)
U.S. Government Agency 1.2%				11,215,000
Federal Agricultural Mortgage Corp. Discount Note	0.850	11-01-17	661,000	661,000
14	JOHN HANCOCK Financial Industries Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Federal Home Loan Bank Discount Note	0.500	11-01-17	2,044,000	$2,044,000
Federal Home Loan Bank Discount Note	0.700	11-01-17	4,607,000	4,607,000
Federal Home Loan Bank Discount Note	0.850	11-01-17	3,903,000	3,903,000

	Par value^	Value
Repurchase agreement 0.3%		3,095,000

Barclays Tri-Party Repurchase Agreement dated 10-31-17 at 1.040% to be repurchased at $3,095,089 on 11-1-17, collateralized by $2,836,800 U.S. Treasury Bonds, 3.375% due 5-15-44 (valued at $3,157,016, including interest)	3,095,000	3,095,000

Total investments (Cost $685,769,545) 99.1%	$952,152,365
Other assets and liabilities, net 0.9%	8,815,304
Total net assets 100.0%	$960,967,669

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	A portion of this security is on loan as of 10-31-17.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 10-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Financial Industries Fund	15

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
DKK	5,640,000	USD	884,401	Citibank N.A.	12/20/2017	$1,048	—
GBP	1,690,000	USD	2,230,492	HSBC Bank USA	12/20/2017	17,431	—
SEK	8,610,000	USD	1,029,762	HSBC Bank USA	12/20/2017	1,765	—
USD	1,337,192	CHF	1,290,000	Citibank N.A.	12/20/2017	39,855	—
USD	454,525	CHF	440,000	JPMorgan Chase Bank N.A.	12/20/2017	12,023	—
USD	23,645,810	DKK	147,230,000	Citibank N.A.	12/20/2017	531,504	—
USD	85,998,017	EUR	72,133,773	JPMorgan Chase Bank N.A.	12/20/2017	1,741,957	—
USD	35,352,029	GBP	26,630,000	HSBC Bank USA	12/20/2017	—	$(69,377)
USD	4,396,959	JPY	492,860,000	Goldman Sachs Bank USA	12/20/2017	52,332	—
USD	1,455,785	JPY	162,630,000	State Street Bank and Trust Company	12/20/2017	22,180	—
USD	1,254,398	NOK	10,030,000	State Street Bank and Trust Company	12/20/2017	24,920	—
USD	23,964,934	NOK	188,820,000	UBS AG	12/20/2017	819,372	—
USD	14,464,803	SEK	116,370,000	Citibank N.A.	12/20/2017	523,022	—
USD	1,185,041	SEK	9,570,000	HSBC Bank USA	12/20/2017	38,501	—
USD	2,404,795	SEK	19,110,000	UBS AG	12/20/2017	115,310	—
						$3,941,220	$(69,377)

Derivatives currency abbreviations
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $695,979,559. Net unrealized appreciation aggregated to $260,044,649, of which $263,734,158 related to gross unrealized appreciation and $3,689,509 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
16	JOHN HANCOCK Financial Industries Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Unaffiliated investments, at value (Cost $684,847,349) including $898,170 of securities loaned	$951,230,171
Affiliated investments, at value (Cost $922,196)	922,194
Cash	148,004
Foreign currency, at value (Cost $4,704,154)	4,743,109
Receivable for investments sold	985,806
Receivable for fund shares sold	150,474
Unrealized appreciation on forward foreign currency contracts	3,941,220
Dividends and interest receivable	1,477,292
Receivable for securities lending income	3,611
Other receivables and prepaid expenses	124,498
Total assets	963,726,379
Liabilities
Payable for investments purchased	1,002,545
Unrealized depreciation on forward foreign currency contracts	69,377
Payable for fund shares repurchased	442,653
Payable upon return of securities loaned	922,200
Payable to affiliates
Accounting and legal services fees	13,966
Transfer agent fees	40,697
Distribution and service fees	123,856
Trustees' fees	704
Other liabilities and accrued expenses	142,712
Total liabilities	2,758,710
Net assets	$960,967,669
Net assets consist of
Paid-in capital	$626,957,718
Undistributed net investment income	12,022,315
Accumulated net realized gain (loss) on investments and foreign currency transactions	51,679,317
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	270,308,319
Net assets	$960,967,669

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       17

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($342,954,029 ÷ 16,234,861 shares)[1]	$21.12
Class B ($4,463,275 ÷ 232,108 shares)[1]	$19.23
Class C ($42,576,048 ÷ 2,210,336 shares)[1]	$19.26
Class I ($39,130,878 ÷ 1,851,351 shares)	$21.14
Class R6 ($53,991 ÷ 2,554 shares)	$21.14
Class NAV ($531,789,448 ÷ 25,151,118 shares)	$21.14
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$22.23

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       18

STATEMENT OF OPERATIONS   For the year ended 10-31-17

Investment income
Dividends	$26,754,687
Interest	1,235,756
Securities lending	69,795
Less foreign taxes withheld	(395,969)
Total investment income	27,664,269
Expenses
Investment management fees	7,141,400
Distribution and service fees	1,353,961
Accounting and legal services fees	218,878
Transfer agent fees	477,626
Trustees' fees	14,500
State registration fees	88,789
Printing and postage	87,160
Professional fees	89,301
Custodian fees	141,420
Other	26,595
Total expenses	9,639,630
Less expense reductions	(74,156)
Net expenses	9,565,474
Net investment income	18,098,795
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	58,435,655
Affiliated investments	(1,148)
Forward foreign currency contracts	(6,968,681)
51,465,826
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	190,975,146
Affiliated investments	(2)
Forward foreign currency contracts	2,099,841
193,074,985
Net realized and unrealized gain	244,540,811
Increase in net assets from operations	$262,639,606

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Year ended 10-31-16
Increase (decrease) in net assets
From operations
Net investment income	$18,098,795	$14,792,546
Net realized gain	51,465,826	58,107,816
Change in net unrealized appreciation (depreciation)	193,074,985	(92,244,261)
Increase (decrease) in net assets resulting from operations	262,639,606	(19,343,899)
Distributions to shareholders
From net investment income
Class A	(2,527,287)	(3,042,727)
Class B	(11,449)	(19,036)
Class C	(90,829)	(105,512)
Class I1	(154,996)	—
Class NAV	(5,678,810)	(10,253,297)
From net realized gain
Class A	(19,443,077)	—
Class B	(358,340)	—
Class C	(2,842,933)	—
Class I1	(886,725)	—
Class NAV	(29,856,361)	—
Total distributions	(61,850,807)	(13,420,572)
From fund share transactions	(82,761,755)	(278,985,751)
Total increase (decrease)	118,027,044	(311,750,222)
Net assets
Beginning of year	842,940,625	1,154,690,847
End of year	$960,967,669	$842,940,625
Undistributed net investment income	$12,022,315	$5,679,195

[1]	The inception date for Class I shares is 9-9-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       20

Financial highlights

Class A Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$16.97	$17.30	$17.28	$15.64	$11.82
Net investment income[1]	0.34	0.21	0.19	0.16	0.11
Net realized and unrealized gain (loss) on investments	5.11	(0.38)	(0.08)	1.53	3.75
Total from investment operations	5.45	(0.17)	0.11	1.69	3.86
Less distributions
From net investment income	(0.15)	(0.16)	(0.09)	(0.05)	(0.04)
From net realized gain	(1.15)	—	—	—	—
Total distributions	(1.30)	(0.16)	(0.09)	(0.05)	(0.04)
Net asset value, end of period	$21.12	$16.97	$17.30	$17.28	$15.64
Total return (%)[2,3]	32.93	(1.01)	0.67	10.84	32.71
Ratios and supplemental data
Net assets, end of period (in millions)	$343	$272	$335	$322	$322
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.26	1.24	1.29	1.35
Expenses including reductions	1.20	1.25	1.24	1.29	1.35
Net investment income	1.75	1.28	1.11	0.93	0.78
Portfolio turnover (%)	24	38	21	21	18

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       21

Class B Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$15.56	$15.87	$15.88	$14.44	$10.97
Net investment income[1]	0.19	0.09	0.06	0.02	—	[2]
Net realized and unrealized gain (loss) on investments	4.66	(0.36)	(0.07)	1.42	3.47
Total from investment operations	4.85	(0.27)	(0.01)	1.44	3.47
Less distributions
From net investment income	(0.03)	(0.04)	—	—	—
From net realized gain	(1.15)	—	—	—	—
Total distributions	(1.18)	(0.04)	—	—	—
Net asset value, end of period	$19.23	$15.56	$15.87	$15.88	$14.44
Total return (%)[3,4]	31.98	(1.65)	(0.13)	9.97	31.63
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$5	$8	$10	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	1.96	1.99	2.11	2.11
Expenses including reductions	1.94	1.95	1.98	2.10	2.10
Net investment income	1.04	0.59	0.36	0.11	0.04
Portfolio turnover (%)	24	38	21	21	18

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       22

Class C Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$15.59	$15.90	$15.90	$14.45	$10.97
Net investment income[1]	0.19	0.09	0.06	0.03	—	[2]
Net realized and unrealized gain (loss) on investments	4.66	(0.36)	(0.06)	1.42	3.48
Total from investment operations	4.85	(0.27)	—	1.45	3.48
Less distributions
From net investment income	(0.03)	(0.04)	—	—	—
From net realized gain	(1.15)	—	—	—	—
Total distributions	(1.18)	(0.04)	—	—	—
Net asset value, end of period	$19.26	$15.59	$15.90	$15.90	$14.45
Total return (%)[3,4]	31.92	(1.65)	(0.06)	10.03	31.72
Ratios and supplemental data
Net assets, end of period (in millions)	$43	$39	$42	$37	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	1.96	1.95	2.02	2.08
Expenses including reductions	1.94	1.95	1.95	2.01	2.07
Net investment income	1.03	0.57	0.39	0.21	0.03
Portfolio turnover (%)	24	38	21	21	18

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       23

Class I Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$16.98	$16.93
Net investment income[2]	0.39	0.02
Net realized and unrealized gain (loss) on investments	5.12	0.03
Total from investment operations	5.51	0.05
Less distributions
From net investment income	(0.20)	—
From net realized gain	(1.15)	—
Total distributions	(1.35)	—
Net asset value, end of period	$21.14	$16.98
Total return (%)[3]	33.34	0.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$39	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	1.00	[5]
Expenses including reductions	0.93	0.99	[5]
Net investment income	1.97	0.68	[5]
Portfolio turnover (%)	24	38	[6]

[1]	The inception date for Class I shares is 9-9-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The portfolio turnover is shown for the period from 11-1-15 to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       24

Class R6 Shares Period ended	10-31-17	[1]
Per share operating performance
Net asset value, beginning of period	$19.58
Net investment income[2]	0.05
Net realized and unrealized gain on investments	1.51
Total from investment operations	1.56
Net asset value, end of period	$21.14
Total return (%)[3]	7.97	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	[6]
Expenses including reductions	0.84	[6]
Net investment income	1.54	[6]
Portfolio turnover (%)	24	[7]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 11-1-16 to 10-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       25

Class NAV Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13	[1]
Per share operating performance
Net asset value, beginning of period	$16.99	$17.33	$17.31	$15.66	$14.79
Net investment income[2]	0.42	0.28	0.27	0.23	0.04
Net realized and unrealized gain (loss) on investments	5.10	(0.38)	(0.08)	1.54	0.83
Total from investment operations	5.52	(0.10)	0.19	1.77	0.87
Less distributions
From net investment income	(0.22)	(0.24)	(0.17)	(0.12)	—
From net realized gain	(1.15)	—	—	—	—
Total distributions	(1.37)	(0.24)	(0.17)	(0.12)	—
Net asset value, end of period	$21.14	$16.99	$17.33	$17.31	$15.66
Total return (%)[3]	33.38	(0.54)	1.08	11.40	5.88	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$532	$524	$769	$732	$469
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.83	0.81	0.83	0.85	[5]
Expenses including reductions	0.83	0.82	0.80	0.82	0.84	[5]
Net investment income	2.14	1.73	1.55	1.36	0.84	[5]
Portfolio turnover (%)	24	38	21	21	18	[6]

[1]	The inception date for Class NAV shares is 7-12-13.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The portfolio turnover is shown for the period from 11-1-12 to 10-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       26

Notes to financial statements

Note 1 — Organization

John Hancock Financial Industries Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are open to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held, including closed-end funds, by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       27

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2017, by major security category or type:

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Banks	$532,724,747	$428,021,855	$104,702,892	—
Capital markets	89,455,574	47,195,134	42,260,440	—
Consumer finance	44,248,392	44,248,392	—	—
Diversified financial services	31,066,032	20,500,401	10,565,631	—
Insurance	158,518,930	152,656,275	5,862,655	—
Thrifts and mortgage finance	15,112,171	15,112,171	—	—
Equity real estate investment trusts	36,329,062	17,349,212	18,979,850	—
Real estate management and development	4,133,310	—	4,133,310	—
Preferred securities	2,836,198	—	2,836,198	—
Investment companies	11,254,675	—	11,254,675	—
Corporate bonds	11,241,080	—	11,241,080	—
Securities lending collateral	922,194	922,194	—	—
Short-term investments	14,310,000	—	14,310,000	—
Total investments in securities	$952,152,365	$726,005,634	$226,146,731	—
Derivatives:
Assets
Forward foreign currency contracts	$3,941,220	—	$3,941,220	—
Liabilities
Forward foreign currency contracts	(69,377)	—	(69,377)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out

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all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2017 the fund loaned common stocks valued at $898,170 and received $922,200 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions,

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regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For year ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2017 were $5,236.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2017 and 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$8,987,730	$13,420,572
Long-term capital gain	52,863,077	—
Total	$61,850,807	$13,420,572

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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $20,411,801 of undistributed ordinary income and $53,651,845 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions, partnerships, wash sale loss deferrals and investments in passive foreign investment companies.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $69.3 million to $200.1 million as measured at each quarter end.

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Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$3,941,220	($69,377)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2017:

Statements of operations location - net realized gain (loss) on:
Risk	Forward foreign currency contracts
Foreign currency	($6,968,681)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Foreign currency	$2,099,841

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $250 million of the fund's aggregate average daily net assets, (b) 0.775% of the next $250 million of the fund's aggregate average daily net assets, (c) 0.750% of the next $500 million of the fund's aggregate average daily net assets; and (d) 0.725% of the fund's aggregate average daily net assets in excess of $1 billion. Aggregate net assets include the net assets of the fund and Financial Industries Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

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For year ended October 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$26,275	Class I	$2,275
Class B	405	Class NAV	41,627
Class C	3,574	Total	$74,156

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.76% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $245,131 for the year ended October 31, 2017. Of this amount, $39,427 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $195,065 was paid as sales commissions to broker-dealers and $10,639 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2017, CDSCs received by the Distributor amounted to $6,882, $6,894 and $9,948 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated

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monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$851,411	$388,254
Class B	51,150	6,010
Class C	451,400	52,906
Class I	—	30,455
Class R6	—	1
Total	$1,353,961	$477,626

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2017 and 2016 were as follows:

		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,142,115	$61,032,080	1,131,509	$18,584,159
Distributions reinvested	1,024,607	19,498,275	151,963	2,606,160
Repurchased	(3,942,397)	(75,856,761)	(4,648,958)	(73,954,943)
Net increase (decrease)	224,325	$4,673,594	(3,365,486)	($52,764,624)
Class B shares
Sold	17,674	$321,137	3,436	$55,573
Distributions reinvested	19,913	347,079	1,125	17,797
Repurchased	(140,055)	(2,499,861)	(186,284)	(2,733,935)
Net decrease	(102,468)	($1,831,645)	(181,723)	($2,660,565)
Class C shares
Sold	570,364	$10,216,336	430,085	$6,531,189
Distributions reinvested	135,597	2,367,520	4,469	70,828
Repurchased	(967,110)	(17,380,996)	(630,355)	(9,272,713)
Net decrease	(261,149)	($4,797,140)	(195,801)	($2,670,696)
Class I shares[1]
Sold	2,099,161	$39,998,145	249,790	$4,116,848
Distributions reinvested	35,943	682,547	—	—
Repurchased	(506,920)	(9,988,560)	(26,623)	(446,670)
Net increase	1,628,184	$30,692,132	223,167	$3,670,178
Class R6 shares[2]
Sold	2,554	$50,000	—	—
Net increase	2,554	$50,000	—	—

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		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	1,999,930	$38,704,240	484,344	$7,370,381
Distributions reinvested	1,872,243	35,535,171	599,608	10,253,297
Repurchased	(9,549,655)	(185,788,107)	(14,624,679)	(242,183,722)
Net decrease	(5,677,482)	($111,548,696)	(13,540,727)	($224,560,044)
Total net decrease	(4,186,036)	($82,761,755)	(17,060,570)	($278,985,751)

1The inception date for Class I shares is 9-9-16.

2The inception date for Class R6 shares is 8-30-17.

Affiliates of the fund owned 100% of shares of Class R6 and Class NAV on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $221,489,094 and $356,604,085, respectively, for the year ended October 31, 2017.

Note 8 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2017, funds within the John Hancock group of funds complex held 55.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	20.3%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	16.6%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	7.8%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Financial Industries Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Financial Industries Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $52,863,077 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Financial Industries Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods and outperformed its benchmark index for the ten-year period ended December 31, 2016. The Board also noted that the fund underperformed its peer group average for the one- and three-year periods and outperformed its peer group average for the five- and ten-year periods. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the ten-year period and to the peer group for the five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are higher than the peer group median and net total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
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(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

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Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2005	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       48

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Financial Industries Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410667	70A 10/17 12/17

John Hancock

Regional Bank Fund

Annual report 10/31/17

A message to shareholders

Dear shareholder,

Wherever stock investors look today, the markets seem to exhibit undiminished strength, as evidenced by the fact that the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index reached and then surpassed all-time highs several times during the period. Economic and corporate data has continued to underpin investor optimism. Corporate earnings have generally been solid, with a weaker dollar helping to boost results for U.S.-based multinationals.

While stock markets continue their rise, investors have reason to be vigilant. U.S. stocks haven't experienced a drop of 10% in more than 21 months, and 16 months have passed since the last 5% pullback. This degree of calm in a rising market is rare, and history suggests stormier market conditions could be brewing. As the bull market advances, many stocks are moving deeper into overvalued territory, suggesting that market leaders could be vulnerable to any setbacks.

Given the risks of overvaluation, investors would do well to consider their options for diversification. Maintaining a diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Regional Bank Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
24	Notes to financial statements
30	Auditor's report
31	Tax information
32	Continuation of investment advisory and subadvisory agreements
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       1

Your fund at a glance

INVESTMENT OBJECTIVES

The fund seeks long-term capital appreciation. Moderate income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Interest-rate and profit momentum boosted banks

Bank stocks outperformed the broad market on higher short-term interest rates and solid earnings.

An underweight in large banks impacted results

The fund had a positive return, but underperformed its primary benchmark, the S&P Composite 1500 Banks Index, owing primarily to an underweight allocation to strongly performing U.S. money center banks.

The fund's small cap and regional exposure was beneficial

Solid performance by asset-sensitive small-cap and regional banks contributed to performance during the period.

TOP 10 HOLDINGS AS OF 10/31/17 (%)

The PNC Financial Services Group, Inc.	3.4
JPMorgan Chase & Co.	3.3
KeyCorp	3.2
U.S. Bancorp	3.2
SunTrust Banks, Inc.	3.2
Bank of America Corp.	3.1
BB&T Corp.	3.1
M&T Bank Corp.	2.9
Comerica, Inc.	2.6
Citizens Financial Group, Inc.	2.5
TOTAL	30.5
As a percentage of net assets.
Cash and cash equivalents are not included.

A note about risks

A portfolio concentrated in one sector or industry or that holds a limited number of securities may fluctuate more than a more broadly invested portfolio. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       3

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

What factors affected bank stocks during the 12 months ended October 31, 2017?

Bank stocks were lifted by favorable reaction to the November 2016 elections where Republicans claimed victory in both sides of Congress and in the presidential race. Investors thought this result would lead to a pro-growth agenda, which would further stimulate the economy. Despite this seemingly positive outcome, the Trump administration's reform proposals were slower to come through than expected in 2017. Policy shortcomings, however, were offset by improving economic data that were punctuated by GDP growth of 3.1% in the second quarter of 2017 and 3.0% in the third quarter, and steady hiring that drove the unemployment rate to a 17-year low of 4.1% by the end of the period. The U.S. Federal Reserve (Fed) responded to the strengthening expansion by raising its federal funds rate a total of 75 basis points, accomplished in three separate moves.

Higher short-term interest rates have boosted bank stocks, which derive income from the spread between lending and deposit rates. Higher rates led to improving net interest margins which, coupled with continued loan growth, led to banks reporting increased operating earnings throughout the period. The bank sector outperformed the broad market, with the fund's benchmark, the S&P Composite 1500 Banks Index, gaining 41.80% for the period, compared to a gain of 23.76% for the S&P Composite 1500 Index.

Looking ahead, the likelihood of a December rate hike has increased, and we expect the Fed will maintain a moderate pace of tightening if economic data remains supportive—a scenario beneficial to financial stocks. Changes in the leadership of various regulatory agencies should pave the way for a less complex regulatory environment. The Trump administration's tax reform proposal, if enacted, would also be positive as most banks are high corporate taxpayers; however, the timing and success of such legislation is uncertain. Echoing a theme from the last several reporting periods, we expect merger-and-acquisition activity to continue.

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       4

"Higher rates led to improving net interest margins which, coupled with continued loan growth, led to banks reporting increased operating earnings throughout the period."

How did the fund respond to these market conditions?

The fund had a strong positive absolute return, but underperformed its benchmark due to a meaningful underweight in money center banks during a strong period for bank stocks. Performance was mainly driven by positive stock selection among regional and local banks. We continue to favor companies that are positioned to benefit from a rising rate environment. In addition, we prefer franchises that are growing organically and through accretive acquisitions, as well as companies that serve a specific niche or local market, which could potentially make them attractive takeover targets. Merger-and-acquisition activity continued to be a driver of performance, with numerous companies held in the portfolio announcing agreements to be sold during the reporting period.

Which holdings detracted the most from results?

A primary detractor from performance was the fund's underweight in money center banks JPMorgan Chase & Co. and Bank of America Corp., and not having any exposure to Citigroup, Inc. These holdings, which make up, on average, more than 47% of the benchmark (compared to 6% of the fund), outperformed during the reporting period.

INDUSTRY COMPOSITION AS OF 10/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       5

"We continued to focus on small and regional lenders that are benefiting from solid loan growth and healthy consolidation activity."

Other detractors included FNB Corp. and two holdings that were added to the fund early in the reporting period, PacWest Bancorp and Bank of Hawaii Corp. The fund maintained an overweight in Pennsylvania-based FNB and its performance lagged the benchmark. California-based PacWest lagged the market for most of the period due to higher than expected credit costs. PacWest also completed the acquisition of an existing holding, CU Bancorp. We viewed the transaction positively and maintained our exposure to PacWest post deal closing as the company offers above-peer profitability. Although fundamentals for Bank of Hawaii improved during the period, with expanding net interest margins, higher than expected loan growth and stable credit trends, shares of the stock underperformed during the volatile summer months.

What stocks had the greatest effect on performance during the year?

SVB Financial Group and Hancock Holding Co. were among the leading contributors. SVB Financial, the parent of Silicon Valley Bank whose business is closely tied to the venture capital and technology industries, produced strong loan and earnings growth. Mississippi lender Hancock Holding held onto gains from a strong first half of the reporting period that was highlighted by several accretive acquisitions. The fund's underweight in money center bank Wells Fargo & Company, which underperformed the benchmark, also contributed to relative performance.

Other significant contributors included Zions Bancorp, a Utah-based regional lender that posted solid earnings results while emphasizing strong cost controls; and Comerica, Inc., which has delivered solid profit growth through a multi-year cost cutting initiative and an increase in its net interest margins.

How was the fund positioned at the end of the period?

U.S. bank stocks have appreciated strongly over the last 12 months; however, valuations remain very attractive with the industry trading at 1.45 times book value at the end of October versus a long-term average of 1.80 times book value. Further, given the industry has a return on equity of about 10% today, we believe attractive stock returns are possible, even without multiple expansion.

We continued to focus on small and regional lenders that are benefiting from solid loan growth and

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       6

healthy consolidation activity. In the second half of the reporting period, the fund established a position in Stock Yards Bancorp, Inc., a high-quality bank based in Kentucky, with operations that extend into the Indianapolis and Cincinnati markets. We exited a stake in Southern National Bancorp of Virginia, Inc., which was acquired following the completed acquisition of an existing holding Eastern Virginia Bankshares, Inc., while Tennessee-based CapStar Financial Holdings, Inc. was sold due to credit issues.

MANAGED BY

Lisa A. Welch On the fund since 1998 Investing since 1986
Susan A. Curry On the fund since 2004 Investing since 1993
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	28.20	18.44	7.39	133.12	104.06
Class B	29.01	18.61	7.33	134.78	102.88
Class C	32.99	18.82	7.19	136.80	100.23
Class I1,2	35.41	19.75	7.98	146.21	115.56
Class R6[1,3]	35.04	19.68	7.95	145.49	114.92
Index 1†	41.80	17.92	2.13	128.02	23.47
Index 2†	23.63	15.18	7.51	102.72	106.38

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6*
Gross/Net (%)	1.28	1.98	1.98	0.96	0.87

*Expenses have been estimated for the class's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P Composite 1500 Banks Index; Index 2 is the S&P 500 Index.
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Regional Bank Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B4	10-31-07	20,288	20,288	12,347	20,638
Class C4	10-31-07	20,023	20,023	12,347	20,638
Class I1,2	10-31-07	21,556	21,556	12,347	20,638
Class R6[1,3]	10-31-07	21,492	21,492	12,347	20,638

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

1	For certain types of investors as described in the fund's prospectus.
2	Class I shares were first offered on 9-9-16. Returns prior to this date are those of Class A shares, which have higher expenses than Class I. Had the returns reflected Class I expenses, returns would be higher.
3	Class R6 shares were first offered on 8-30-17. The returns prior to this date are those of Class A shares except they do not include sales charges.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,080.00	$6.45	1.23%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	6.26	1.23%
Class B	Actual expenses/actual returns	1,000.00	1,076.10	10.15	1.94%
	Hypothetical example for comparison purposes	1,000.00	1,015.40	9.86	1.94%
Class C	Actual expenses/actual returns	1,000.00	1,075.90	10.10	1.93%
	Hypothetical example for comparison purposes	1,000.00	1,015.50	9.80	1.93%
Class I	Actual expenses/actual returns	1,000.00	1,082.00	4.83	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.69	0.92%
Class R6[2]	Actual expenses/actual returns	1,000.00	1,105.20	1.48	0.83%
	Hypothetical example for comparison purposes	1,000.00	1,007.10	1.41	0.83%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
2	The inception date for Class R6 shares is 8-30-17. Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the period).
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 96.0%		$1,811,639,626
(Cost $1,030,783,286)
Financials 96.0%		1,811,639,626
Banks 89.5%
1st Source Corp.	233,838	11,998,228
Access National Corp.	142,357	4,142,589
American Business Bank (A)	187,834	7,485,185
Ameris Bancorp	538,214	25,780,451
Atlantic Capital Bancshares, Inc. (A)	568,971	9,359,573
Bank of America Corp.	2,166,423	59,338,326
Bank of Commerce Holdings	125,300	1,503,600
Bank of Hawaii Corp.	116,891	9,539,475
Bank of Marin Bancorp	86,249	5,843,370
Bar Harbor Bankshares	295,322	8,927,584
BB&T Corp.	1,186,880	58,441,971
Berkshire Hills Bancorp, Inc.	665,212	25,477,620
BOK Financial Corp.	284,590	24,608,497
Bryn Mawr Bank Corp.	483,521	21,202,396
Cambridge Bancorp	10,028	881,461
Camden National Corp.	94,345	4,072,874
Carolina Financial Corp.	140,407	5,173,998
Chemical Financial Corp.	664,144	34,993,747
Citizens Financial Group, Inc.	1,262,531	47,988,803
City Holding Company	64,515	4,547,662
Civista Bancshares, Inc.	133,517	3,013,479
Comerica, Inc.	614,586	48,288,022
Commerce Bancshares, Inc.	180,590	10,503,114
Community Bank System, Inc.	47,879	2,647,230
County Bancorp, Inc.	86,928	2,839,068
Cullen/Frost Bankers, Inc.	444,396	43,773,006
DNB Financial Corp.	27,917	940,803
Eagle Bancorp Montana, Inc.	115,091	2,290,311
East West Bancorp, Inc.	197,444	11,815,049
Equity Bancshares, Inc., Class A (A)	277,535	9,461,168
Evans Bancorp, Inc.	126,399	5,504,676
FCB Financial Holdings, Inc., Class A (A)	440,404	20,566,867
Fifth Third Bancorp	1,251,788	36,176,673
First Bancorp, Inc. (ME)	142,456	4,446,052
First Business Financial Services, Inc.	198,880	4,421,102
First Citizens BancShares, Inc., Class A	24,963	10,110,015
First Community Corp.	225,917	5,049,245
First Connecticut Bancorp, Inc.	359,669	9,495,262
First Financial Bancorp	443,781	12,115,221
First Hawaiian, Inc.	493,986	14,444,151
12	JOHN HANCOCK Regional Bank Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
First Merchants Corp.	486,176	$20,905,568
Flushing Financial Corp.	159,741	4,789,035
FNB Corp.	1,706,461	23,020,159
German American Bancorp, Inc.	151,252	5,442,047
Glacier Bancorp, Inc.	435,297	16,523,874
Great Southern Bancorp, Inc.	82,655	4,442,706
Great Western Bancorp, Inc.	465,111	18,878,855
Hancock Holding Company	592,871	28,902,461
Heritage Commerce Corp.	883,103	13,582,124
Heritage Financial Corp.	254,270	7,755,235
Horizon Bancorp	621,444	17,102,139
Howard Bancorp, Inc. (A)	196,548	4,107,853
Huntington Bancshares, Inc.	2,093,691	28,892,936
Independent Bank Corp. (MA)	473,103	34,110,726
Independent Bank Corp. (MI)	177,844	4,001,490
JPMorgan Chase & Co.	622,555	62,635,259
KeyCorp	3,332,712	60,821,994
M&T Bank Corp.	323,442	53,940,422
Mackinac Financial Corp.	221,252	3,429,406
MainSource Financial Group, Inc.	331,689	12,501,358
MB Financial, Inc.	712,070	32,712,496
MidWestOne Financial Group, Inc.	73,080	2,573,147
MutualFirst Financial, Inc.	66,076	2,557,141
National Commerce Corp. (A)	112,330	4,577,448
Nicolet Bankshares, Inc. (A)	42,649	2,428,434
Northrim BanCorp, Inc.	79,959	2,598,668
Oak Valley Bancorp	3,031	51,466
Old National Bancorp	999,566	18,192,101
Old Second Bancorp, Inc.	311,662	4,269,769
Pacific Continental Corp.	317,606	8,892,968
Pacific Premier Bancorp, Inc. (A)	374,296	15,121,558
PacWest Bancorp	299,926	14,492,448
Park National Corp.	128,969	14,159,507
Park Sterling Corp.	1,270,367	15,968,513
Peoples Bancorp, Inc.	262,973	8,709,666
Pinnacle Financial Partners, Inc.	180,774	11,967,239
Presidio Bank (A)	32,718	672,355
QCR Holdings, Inc.	134,234	6,409,674
Regions Financial Corp.	2,263,360	35,036,813
Renasant Corp.	322,095	13,334,733
Sandy Spring Bancorp, Inc.	130,889	5,289,224
SBT Bancorp, Inc.	51,192	1,384,744
Shore Bancshares, Inc.	249,645	4,109,157
Simmons First National Corp., Class A	99,373	5,733,806
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Regional Bank Fund	13

	Shares	Value
Financials (continued)
Banks (continued)
Southern First Bancshares, Inc. (A)	220,190	$8,488,325
State Bank Financial Corp.	154,894	4,477,986
Stock Yards Bancorp, Inc.	100,129	3,779,870
SunTrust Banks, Inc.	994,506	59,879,206
SVB Financial Group (A)	190,327	41,734,905
The Community Financial Corp.	78,161	2,830,210
The First Bancshares, Inc.	108,561	3,463,096
The First of Long Island Corp.	78,735	2,484,089
The PNC Financial Services Group, Inc.	464,136	63,489,163
Towne Bank	219,832	7,364,372
TriCo Bancshares	373,002	15,449,743
U.S. Bancorp	1,104,167	60,044,601
Union Bankshares Corp.	202,051	6,972,780
United Bankshares, Inc.	114,398	4,112,608
Washington Trust Bancorp, Inc.	235,900	13,092,450
Wells Fargo & Company	481,465	27,029,445
Western Alliance Bancorp (A)	581,622	32,454,508
Xenith Bankshares, Inc. (A)	261,516	8,363,282
Zions Bancorporation	821,134	38,149,882
Consumer finance 1.5%
Capital One Financial Corp.	298,896	27,552,233
Thrifts and mortgage finance 5.0%
BSB Bancorp, Inc. (A)	237,109	7,089,559
Coastway Bancorp, Inc. (A)	136,934	2,772,914
First Defiance Financial Corp.	268,568	14,556,386
Provident Financial Holdings, Inc.	172,501	3,334,444
Provident Financial Services, Inc.	329,936	8,974,259
Southern Missouri Bancorp, Inc.	276,415	10,208,006
United Community Financial Corp.	1,045,033	9,645,655
United Financial Bancorp, Inc.	376,293	6,889,925
Westbury Bancorp, Inc. (A)	133,217	2,864,166

WSFS Financial Corp.	560,461	27,854,912
Preferred securities 0.2%		$3,986,424
(Cost $3,537,253)
Financials 0.2%		3,986,424
Banks 0.2%
OFG Bancorp, Series C, 8.750%	2,184	1,854,568
SB Financial Group, Inc., 6.500%	124,900	2,131,856

14	JOHN HANCOCK Regional Bank Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 0.6%				$11,377,603
(Cost $10,816,645)
Financials 0.6%				11,377,603
Banks 0.6%
Cadence BanCorp (B)	4.875	06-28-19	4,200,000	4,238,665
Old Second Bancorp, Inc. (5.750% to 12-31-21, then 3 month LIBOR + 3.850%)	5.750	12-31-26	2,975,000	3,160,938
Popular, Inc.	7.000	07-01-19	3,900,000	3,978,000

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.1%				$59,434,000
(Cost $59,434,000)
U.S. Government Agency 2.4%				46,076,000
Federal Agricultural Mortgage Corp. Discount Note	0.850	11-01-17	2,714,000	2,714,000
Federal Home Loan Bank Discount Note	0.500	11-01-17	8,395,000	8,395,000
Federal Home Loan Bank Discount Note	0.700	11-01-17	18,931,000	18,931,000
Federal Home Loan Bank Discount Note	0.850	11-01-17	16,036,000	16,036,000

	Par value^	Value
Repurchase agreement 0.7%		13,358,000
Barclays Tri-Party Repurchase Agreement dated 10-31-17 at 1.040% to be repurchased at $12,716,367 on 11-1-17, collateralized by $11,655,100 U.S. Treasury Bonds, 3.375% due 5-15-44 (valued at $12,970,720, including interest)	12,716,000	12,716,000
Repurchase Agreement with State Street Corp. dated 10-31-17 at 0.340% to be repurchased at $642,006 on 11-1-17, collateralized by $625,000 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-20 (valued at $657,521, including interest)	642,000	642,000

Total investments (Cost $1,104,571,184) 99.9%	$1,886,437,653
Other assets and liabilities, net 0.1%	1,629,112
Total net assets 100.0%	$1,888,066,765

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $1,105,888,011. Net unrealized appreciation aggregated to $780,549,642, of which $781,698,153 related to gross unrealized appreciation and $1,148,511 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Regional Bank Fund	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Investments, at value (Cost $1,104,571,184)	$1,886,437,653
Cash	768
Receivable for fund shares sold	3,753,534
Dividends and interest receivable	1,023,733
Other receivables and prepaid expenses	211,550
Total assets	1,891,427,238
Liabilities
Payable for fund shares repurchased	2,440,207
Payable to affiliates
Accounting and legal services fees	25,410
Transfer agent fees	176,051
Distribution and service fees	491,610
Trustees' fees	943
Other liabilities and accrued expenses	226,252
Total liabilities	3,360,473
Net assets	$1,888,066,765
Net assets consist of
Paid-in capital	$1,080,838,773
Accumulated net realized gain (loss) on investments	25,361,523
Net unrealized appreciation (depreciation) on investments	781,866,469
Net assets	$1,888,066,765

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,119,717,920 ÷ 40,957,375 shares)[1]	$27.34
Class B ($9,181,258 ÷ 354,015 shares)[1]	$25.93
Class C ($236,539,318 ÷ 9,103,099 shares)[1]	$25.98
Class I ($522,573,168 ÷ 19,113,740 shares)	$27.34
Class R6 ($55,101 ÷ 2,015 shares)	$27.34
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$28.78

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       16

STATEMENT OF OPERATIONS  For the year ended 10-31-17

Investment income
Dividends	$28,261,354
Interest	1,230,758
Less foreign taxes withheld	(19,592)
Total investment income	29,472,520
Expenses
Investment management fees	12,400,121
Distribution and service fees	5,371,451
Accounting and legal services fees	373,382
Transfer agent fees	1,873,262
Trustees' fees	21,802
State registration fees	176,158
Printing and postage	182,403
Professional fees	104,040
Custodian fees	191,180
Other	36,641
Total expenses	20,730,440
Less expense reductions	(129,826)
Net expenses	20,600,614
Net investment income	8,871,906
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	26,699,824
26,699,824
Change in net unrealized appreciation (depreciation) of
Investments	332,486,786
332,486,786
Net realized and unrealized gain	359,186,610
Increase in net assets from operations	$368,058,516

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Year ended 10-31-16
Increase (decrease) in net assets
From operations
Net investment income	$8,871,906	$5,937,440
Net realized gain	26,699,824	32,573,882
Change in net unrealized appreciation (depreciation)	332,486,786	50,406,701
Increase in net assets resulting from operations	368,058,516	88,918,023
Distributions to shareholders
From net investment income
Class A	(6,048,030)	(5,839,850)
Class B	(1,426)	(20,428)
Class C	(33,549)	(176,601)
Class I1	(2,888,571)	(1,116)
Class R6[2]	(152)	—
From net realized gain
Class A	(25,609,882)	(27,723,959)
Class B	(306,566)	(547,639)
Class C	(3,888,688)	(3,979,902)
Class I1	(2,768,718)	—
Total distributions	(41,545,582)	(38,289,495)
From fund share transactions	669,105,097	55,881,675
Total increase	995,618,031	106,510,203
Net assets
Beginning of year	892,448,734	785,938,531
End of year	$1,888,066,765	$892,448,734
Undistributed net investment income	—	$80,251

[1]	The inception date for Class I shares is 9-9-16.
[2]	The inception date for Class R6 shares is 8-30-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       18

Financial highlights

Class A Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$20.88	$19.55	$19.58	$18.36	$14.70
Net investment income[1]	0.15	0.16	0.11	0.09	0.09
Net realized and unrealized gain on investments	7.08	2.10	1.27	2.39	4.37
Total from investment operations	7.23	2.26	1.38	2.48	4.46
Less distributions
From net investment income	(0.14)	(0.16)	(0.11)	(0.08)	(0.09)
From net realized gain	(0.63)	(0.77)	(1.30)	(1.18)	(0.71)
Total distributions	(0.77)	(0.93)	(1.41)	(1.26)	(0.80)
Net asset value, end of period	$27.34	$20.88	$19.55	$19.58	$18.36
Total return (%)[2,3]	34.96	12.08	7.66	14.14	31.99
Ratios and supplemental data
Net assets, end of period (in millions)	$1,120	$769	$684	$663	$632
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.28	1.27	1.29	1.33
Expenses including reductions	1.24	1.27	1.26	1.28	1.32
Net investment income	0.57	0.84	0.58	0.48	0.57
Portfolio turnover (%)	4	11	13	16	12

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       19

Class B Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$19.86	$18.64	$18.75	$17.68	$14.21
Net investment income (loss)[1]	(0.03)	0.03	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain on investments	6.73	1.99	1.21	2.29	4.21
Total from investment operations	6.70	2.02	1.19	2.25	4.19
Less distributions
From net investment income	— [2]	(0.03)	— [2]	—	(0.01)
From net realized gain	(0.63)	(0.77)	(1.30)	(1.18)	(0.71)
Total distributions	(0.63)	(0.80)	(1.30)	(1.18)	(0.72)
Net asset value, end of period	$25.93	$19.86	$18.64	$18.75	$17.68
Total return (%)[3,4]	34.01	11.28	6.94	13.30	31.05
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$10	$14	$16	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	1.98	1.97	1.98	2.03
Expenses including reductions	1.94	1.97	1.96	1.98	2.02
Net investment income (loss)	(0.12)	0.16	(0.11)	(0.21)	(0.12)
Portfolio turnover (%)	4	11	13	16	12

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       20

Class C Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$19.90	$18.67	$18.78	$17.70	$14.23
Net investment income (loss)[1]	(0.03)	0.02	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain on investments	6.74	2.01	1.21	2.30	4.21
Total from investment operations	6.71	2.03	1.19	2.26	4.19
Less distributions
From net investment income	— [2]	(0.03)	— [2]	—	(0.01)
From net realized gain	(0.63)	(0.77)	(1.30)	(1.18)	(0.71)
Total distributions	(0.63)	(0.80)	(1.30)	(1.18)	(0.72)
Net asset value, end of period	$25.98	$19.90	$18.67	$18.78	$17.70
Total return (%)[3,4]	33.99	11.31	6.93	13.35	31.00
Ratios and supplemental data
Net assets, end of period (in millions)	$237	$107	$88	$65	$51
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	1.98	1.97	1.99	2.02
Expenses including reductions	1.93	1.97	1.97	1.98	2.02
Net investment income (loss)	(0.13)	0.14	(0.13)	(0.22)	(0.15)
Portfolio turnover (%)	4	11	13	16	12

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       21

Class I Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$20.87	$20.53
Net investment income[2]	0.22	0.02
Net realized and unrealized gain (loss) on investments	7.10	0.38
Total from investment operations	7.32	0.40
Less distributions
From net investment income	(0.22)	(0.06)
From net realized gain	(0.63)	—
Total distributions	(0.85)	(0.06)
Net asset value, end of period	$27.34	$20.87
Total return (%)[3]	35.41	1.95	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$523	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	1.02	[5]
Expenses including reductions	0.92	1.02	[5]
Net investment income	0.87	0.55	[5]
Portfolio turnover (%)	4	11	[6]

[1]	The inception date for Class I shares is 9-9-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The portfolio turnover is shown for the period from 11-1-15 to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       22

Class R6 Shares Period ended	10-31-17	[1]
Per share operating performance
Net asset value, beginning of period	$24.81
Net investment income[2]	0.04
Net realized and unrealized gain on investments	2.57
Total from investment operations	2.61
Less distributions
From net investment income	(0.08)
Total distributions	(0.08)
Net asset value, end of period	$27.34
Total return (%)[3]	10.52	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	[6]
Expenses including reductions	0.83	[6]
Net investment income	0.91	[6]
Portfolio turnover (%)	4	[7]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 11-1-16 to 10-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       23

Notes to financial statements

Note 1 — Organization

John Hancock Regional Bank Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation. Moderate income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C are open to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       24

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2017, by major security category or type:

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$1,811,639,626	$1,811,639,626	—	—
Preferred securities	3,986,424	—	$3,986,424	—
Corporate bonds	11,377,603	—	11,377,603	—
Short-term investments	59,434,000	—	59,434,000	—
Total investments in securities	$1,886,437,653	$1,811,639,626	$74,798,027	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       25

the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2017 were $7,131.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2017 and 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$10,545,207	$7,828,309
Long-Term Capital Gain	31,000,375	30,461,186
Total	$41,545,582	$38,289,495

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $1,373,040 of undistributed ordinary income and $25,305,310 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

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Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets; (b) 0.750% of the next $500 million of the fund's average daily net assets; (c) 0.735% of the next $1 billion of the fund's average daily net assets; and (d) 0.725% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

For the year ended October 31, 2017, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$86,951	Class I	$26,275
Class B	831	Class R6	1
Class C	15,768	Total	$129,826

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.75% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following

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contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $4,908,236 for the year ended October 31, 2017. Of this amount, $788,471 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $4,103,966 was paid as sales commissions to broker-dealers and $15,799 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2017, CDSCs received by the Distributor amounted to $18,140, $5,507 and $59,331 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,284,380	$1,280,828
Class B	104,707	12,308
Class C	1,982,364	230,765
Class I	—	349,360
Class R6	—	1
Total	$5,371,451	$1,873,262

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2017 and 2016 were as follows:

		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	22,722,778	$573,788,405	8,336,512	$160,891,732
Distributions reinvested	1,158,072	29,234,191	1,550,357	29,807,388
Repurchased	(19,741,127)	(494,909,424)	(8,071,856)	(150,361,503)
Net increase	4,139,723	$108,113,172	1,815,013	$40,337,617
Class B shares
Sold	18,419	$440,917	16,122	$284,854
Distributions reinvested	12,068	289,299	28,165	518,534
Repurchased	(193,993)	(4,641,042)	(270,813)	(4,853,052)
Net decrease	(163,506)	($3,910,826)	(226,526)	($4,049,664)
Class C shares
Sold	5,502,677	$133,315,559	1,655,578	$30,627,739
Distributions reinvested	131,185	3,151,917	167,857	3,094,682
Repurchased	(1,884,702)	(45,339,912)	(1,176,247)	(20,870,512)
Net increase	3,749,160	$91,127,564	647,188	$12,851,909
Class I shares[1]
Sold	23,788,964	$600,922,808	336,014	$6,761,812
Distributions reinvested	178,130	4,507,009	41	822
Repurchased	(5,188,398)	(131,704,630)	(1,011)	(20,821)
Net increase	18,778,696	$473,725,187	335,044	$6,741,813
Class R6 shares[2]
Sold	2,015	$50,000	—	—
Net increase	2,015	$50,000	—	—
Total net increase	26,506,088	$669,105,097	2,570,719	$55,881,675

1The inception date for Class I shares is 9-9-16.

2The inception date for Class R6 shares is 8-30-17.

Affiliates of the fund owned 100% of Class R6 shares on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $671,520,458 and $66,895,313, respectively, for the year ended October 31, 2017.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Regional Bank Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Regional Bank Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $31,000,375 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Regional Bank Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group average for the one-, three-, five- and ten-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group for the one-, three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that is assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       36

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2005	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       41

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers, LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Regional Bank Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410675	01A 10/17 12/17

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2017, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2017 and 2016. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2017	October 31, 2016
John Hancock Financial Industries Fund	$36,170	$31,660
John Hancock Regional Bank Fund	35,243	32,556
Total	$71,413	$64,216

(b) Audit-Related Services
Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	October 31, 2017	October 31, 2016
John Hancock Financial Industries Fund	$525	$427
John Hancock Regional Bank Fund	$525	427
Total	$1,050	$854

In addition, amounts billed to control affiliates for service provider internal controls reviews were $106,517 and $103,474 for the fiscal years ended October 31, 2017 and 2016, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2017 and 2016. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2017	October 31, 2016
John Hancock Financial Industries Fund	$4,340	$7,897
John Hancock Regional Bank Fund	4,590	3,647
Total	$8,930	$11,544

(d) All Other Fees
Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2017 and 2016 amounted to the following:

Fund	October 31, 2017	October 31, 2016
John Hancock Financial Industries Fund	$839	$6,609
John Hancock Regional Bank Fund	839	6,609
Total	$1,678	$13,218

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2017, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2017 and 2016 amounted to the following:

Trust	October 31, 2017	October 31, 2016
John Hancock Investment Trust II	$8,890,274	$4,606,942

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

     (a) Not applicable.
     (b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 19, 2017